Exhibit 32.2

CERTIFICATION

I, Philip R. Mays, Chief Financial Officer of Cedar Realty Trust, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The Annual Report on Form 10-K of the Company for the period ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 6th day of March, 2012.

/s/ PHILIP R. MAYS
Philip R. Mays, Chief Financial Officer